                                                                   Exhibit 10.10

                                INSTALLMENT NOTE

$559,500,000                                                    October 29, 2004

FOR VALUE RECEIVED, BOISE LAND & TIMBER, L.L.C., a Delaware limited liability company ("MAKER"), promises to pay to the order of BOISE CASCADE CORPORATION ("INITIAL HOLDER"), which along with any other subsequent holder of this promissory note, is sometimes referred to as the "HOLDER", the principal sum of Five Hundred Fifty-Nine Million Five Hundred Thousand and No/100ths Dollars ($559,500,000) ("PRINCIPAL SUM") together with interest at the rate set out in paragraph 1 below, in accordance with the following:

      1. INTEREST. Subject to the terms of paragraph 17 below, the unpaid Principal Sum shall bear interest from the date hereof until paid in full at a fixed rate per annum equal to 4.982%. Such interest shall be payable on each Payment Date (defined below). All interest payable under the terms of this Note shall be calculated on the basis of twelve (12) 30-day months in a 360-day year.

      2. PAYMENTS AND MATURITY. (a) Interest on the unpaid Principal Sum shall be due and payable semi-annually, on the 29th day of each April and October (each a "PAYMENT DATE"), commencing on April 29, 2005, and continuing on each Payment Date thereafter through and until the Maturity Date.

            (b) The entire unpaid Principal Sum, together with all accrued and unpaid interest, shall mature and be due and payable in full on January 29, 2020 ("MATURITY DATE").

            (c) If any payment under this Installment Note is due on a day which is not a Business Day (defined below), such payment shall be due and payable on the next succeeding Business Day.

      3. APPLICATION AND PLACE OF PAYMENTS. All payments made on account of this Installment Note shall be applied, first, to the payment of any unpaid and accrued enforcement and collection costs incurred by Holder, if any, second, to the payment of accrued and unpaid interest, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Installment Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of Holder at the address set out in paragraph 9 below, or at such other times and places as Holder may at any time designate in writing by notice to Maker in accordance with the provisions of Paragraph 9 below.

      4. NO PREPAYMENT. Maker may not voluntarily prepay the Principal Sum or any part of the Principal Sum at any time.

      5. PURCHASE AGREEMENT AND RELATED TRANSACTIONS. Maker, as purchaser, and Initial Holder, as seller, are parties to an Asset Purchase Agreement dated as of July 26, 2004 (as such agreement may be subsequently amended, the "PURCHASE AGREEMENT"), pursuant to which the sole member of Maker has purchased from Initial Holder certain timberland interests (the "ASSETS"), which are more particularly described in such Purchase Agreement, and Maker is issuing this Installment Note in payment of the purchase price for such Assets. Wachovia

Corporation ("GUARANTOR") has guaranteed the payment of certain obligations by Maker under this Installment Note pursuant to a Guaranty dated as of the date of this Installment Note (the "GUARANTY") executed by Guarantor, as guarantor, for the benefit of Initial Holder, as beneficiary.

      6. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "EVENT OF DEFAULT" and collectively, the "EVENTS OF DEFAULT") under the terms of this Installment Note:

            (a) The failure of Maker to pay to Holder within three (3) Business days of the applicable due date any and all amounts payable by Maker to Holder under the terms of this Installment Note.

            (b) If by the order of a court of competent jurisdiction, a trustee, receiver or liquidator of Maker shall be appointed and such order shall not be discharged or dismissed within 60 days after such appointment.

            (c) Maker (i) applies for, or consents in writing to, the appointment of a receiver, trustee or liquidator of all or substantially all of Maker's assets; (ii) files a voluntary petition in bankruptcy;
      (iii) admits in writing Maker's inability to pay Maker's debts as they become due or makes a general assignment for the benefit of creditors;
      (iv) files a petition or an answer seeking a reorganization (other than a reorganization not involving the liabilities of Maker) or an arrangement with creditors or takes advantage of any bankruptcy or insolvency law; or
      (v) files an answer admitting the material allegations of a petition filed against Maker in any bankruptcy, reorganization or insolvency proceeding.

            (d) An order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor adjudicating Maker as bankrupt or insolvent, or appointing a receiver, trustee or liquidator of Maker, or for all or substantially all of Maker's assets, and such order, judgment or decree continues unstayed and in effect for a period of 60 days from the date entered.

            (e) If Maker shall dissolve, merge, consolidate, liquidate, reorganize, or terminate its existence without the prior written consent of Holder.

            (f) The insolvency, receivership, conservatorship, reorganization, winding-up, liquidation or similar occurrence in respect of the Guarantor under any applicable law.

      7. REMEDIES. Except as provided in the final sentence of this Paragraph 7, during an Event of Default, at the option of Holder, exercisable by notice in writing to Maker, all amounts payable by Maker to Holder under the terms of this Installment Note shall immediately become due and payable by Maker to Holder, and Holder shall have all of the rights, powers, and remedies available under the terms of this Installment Note and all applicable laws. Maker and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Installment Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Installment Note and expressly agree that this Installment Note or any payment under this Installment Note may be extended from time to time without in any way affecting the liability of Maker, guarantors and endorsers. Notwithstanding anything in this Installment Note to the contrary, so long as the Guaranty is in effect and Guarantor has not failed to honor, within the time permitted, any timely and proper demand for payment under the terms of the Guaranty, the Holder shall not have the right to accelerate the maturity of the principal under this Installment Note or exercise any other rights and remedies under this Installment Note at law or in equity, other than (i) to make a demand for payment from the Guarantor under the terms of the Guaranty for accrued and unpaid interest not paid by Maker within sixty (60) days of the applicable due date, or (ii) to make a demand for payment from the Guarantor under the terms of the Guaranty for the full outstanding and unpaid principal balance under this Installment Note within 120 days after the Maturity Date.

      8. EXPENSES. Maker promises to pay to Holder on demand by Holder all costs and expenses incurred by Holder in connection with the collection and enforcement of this Installment Note, including, without limitation, all reasonable attorneys' fees actually incurred and expenses and all court costs.

      9. NOTICES. All notices, requests and other communications to any party under this Installment Note shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth below or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Paragraph 9 and the confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as set out below or (iii) if given by any other means, when delivered at the address specified in this Section:

      Maker:                BOISE LAND & TIMBER, L.L.C.
                            1111 W. Jefferson Street
                            P.O. Box 50
                            Boise, Idaho 83728
                            Attn: Thomas E. Carlile
                            Telephone: (208) 384-6161
                            Facsimile: (208) 384-4920

      with a copy to:       WACHOVIA CORPORATION
                            301 S. College Street
                            Charlotte, NC 28288
                            Attn: Thomas J. Wurtz, Treasurer
                            Telephone: (704) 374-2250
                            Facsimile: (704) 374-2040

      with a copy to:       WACHOVIA CORPORATION
                            301 South College Street
                            Charlotte, NC 28288
                            Attn: J. Parrish McCormack, Esq.
                            Telephone: (704) 374-6509
                            Facsimile: (704) 383-0353
      and a copy to:        WACHOVIA BANK, NATIONAL ASSOCIATION
                            100 North Main Street, NC6001
                            Winston-Salem, NC 27150
                            Attn: Steve W. Whitcomb, Director
                            Telephone: (336) 732-2650
                            Facsimile: (704) 715-0065

      Holder:               BOISE CASCADE CORPORATION
                            1111 W. Jefferson Street
                            Boise, ID 83702
                            Attn: Wayne Rancourt,
                               Vice-president and Treasurer
                            Telephone: (208) 384-6073
                            Facsimile: (208) 384-4312

      with a copy to:       BOISE CASCADE CORPORATION
                            1111 W. Jefferson Street
                            Boise, ID 83702
                            Attn: John Holleran
                               Senior VP & General Counsel
                            Telephone: (208) 384-7704
                            Facsimile: (208) 384-4312

except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed.

      10. MISCELLANEOUS. Each right, power, and remedy of Holder as provided for in this Installment Note or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Installment Note or now or hereafter existing under applicable law, and the exercise or beginning of the exercise by Holder of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Holder of any or all such other rights, powers, or remedies. No failure or delay by Holder to insist upon the strict performance of any term, condition, covenant, or agreement of this Installment Note, or to exercise any right, power, or remedy consequent upon an Event of Default, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude Holder from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Installment Note, Holder shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Installment Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Installment Note. As used in this Installment Note, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. As used in this Installment Note, the term "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in North Carolina or New York are authorized by law to close.

      11. PARTIAL INVALIDITY. In the event any provision of this Installment Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Installment Note; but this Installment Note shall be construed as if such invalid, illegal, or unenforceable provision had not been contained in this Installment Note, but only to the extent it is invalid, illegal, or unenforceable.

      12. CAPTIONS. The captions set forth in this Installment Note are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Installment Note.

      13. GOVERNING LAW. WITHOUT IN ANY WAY LIMITING ANY ADDITIONAL RIGHTS AND REMEDIES WHICH HOLDER MAY HAVE UNDER THE LAWS OF ANY OTHER JURISDICTION, THIS INSTALLMENT NOTE IS TO BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED ACCORDING TO, THE LAWS OF NEW YORK WITH THE SAME FORCE AND EFFECT AS IF THIS INSTALLMENT NOTE HAD BEEN EXECUTED, DELIVERED, ADMINISTERED AND REPAID SOLELY WITHIN
NEW YORK.

      14. CONSENT TO JURISDICTION. MAKER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INSTALLMENT NOTE. MAKER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT MAKER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. FINAL JUDGMENT IN ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON MAKER AND MAY BE ENFORCED IN ANY COURT IN WHICH MAKER IS SUBJECT TO JURISDICTION BY A SUIT UPON SUCH JUDGMENT PROVIDED THAT SERVICE OF PROCESS IS EFFECTED UPON MAKER AS PROVIDED IN THIS INSTALLMENT NOTE OR AS OTHERWISE PERMITTED BY APPLICABLE LAW.

      15. SERVICE OF PROCESS. Maker consents to process being served in any suit, action, or proceeding instituted in connection with this Installment Note by the mailing of a copy of such pleadings by certified mail, postage prepaid, return receipt requested, to Maker. Maker irrevocably agrees that such service shall be deemed to be service of process upon Maker in any such suit, action, or proceeding. Nothing in this Section shall affect the right of Holder to serve process in any manner otherwise permitted by law and nothing in this Section will limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

      16. WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER AND HOLDER EACH HEREBY WAIVE TRIAL BY

JURY IN ANY ACTION OR PROCEEDING TO WHICH MAKER AND HOLDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS INSTALLMENT NOTE. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS INSTALLMENT NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MAKER AND HOLDER, AND MAKER AND HOLDER EACH HEREBY REPRESENT AND WARRANT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS INSTALLMENT NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      17. INTEREST RATE NOT TO EXCEED APPLICABLE LAWS. The interest rate or rates required by this Installment Note shall not exceed the maximum rate permissible under applicable laws.

      18. MAKER'S OBLIGATION. Maker's obligation to pay all amounts due under this Installment Note shall be absolute and shall not be subject to any set-off, deduction, claim, counterclaim or other right which Maker may have against Initial Holder pursuant to the Purchase Agreement or otherwise.

      19. NO RECOURSE TO PROPERTY, ETC. Notwithstanding any provision in this Installment Note to the contrary, Holder shall have no right, remedy or recourse in respect of this Installment Note against either the Assets or any Maker Party. "MAKER PARTY" means any affiliate of Maker or any of Maker's or Maker's affiliates' respective officers, directors, agents, other representatives, stockholders, equity holders or members (whether direct or indirect), except to the extent any such person or entity is a successor to or assign of Maker and subject to the obligations of this Installment Note pursuant to paragraph 20 below. Any judgment, decree or other remedy shall not be subject to execution on, nor lien on, the Assets, the interest of Maker (or of any successor or assign of Maker) in the Assets or any assets of any Maker Party, nor shall Holder seek any other relief with respect to the Assets (or the interest of Maker or successor or assign of Maker in the Assets) or any other Maker Party, it being specifically understood and agreed that no Maker Party shall have any personal liability for the payment of any obligations of Maker under this Installment Note. Notwithstanding anything to the contrary contained herein, Holder agrees that neither it nor any person acting on its behalf may assert any claim or cause of action for payment of any of the obligations of Maker under this Installment Note against the Assets, the interest of Maker (or any successor or assign of Maker) in the Assets or any Maker Party.

      20. ASSIGNMENT. This Installment Note may, without restriction, be assigned, pledged, hypothecated or otherwise transferred by Holder by endorsement or assignment and delivery. Holder shall promptly notify Maker of the name and address of any assignee or other transferee. This Installment Note shall be binding upon Maker and its successors and assigns, and the term "Maker" as used in this Agreement shall include such successors and assigns. Maker shall have no right to assign its obligations under this Installment Note, and any attempted assignment by Maker of such obligations shall be void AB INITIO.

      IN WITNESS WHEREOF, Maker executed this Installment Note on the date set forth above.

                                         BOISE LAND & TIMBER, L.L.C., a Delaware
                                         limited liability company

                                         By: /s/ Thomas E. Carlile
                                            ------------------------------------
                                            Thomas E. Carlile,
                                            Authorized Regular Manager

                                INSTALLMENT NOTE

$258,000,000                                                    October 29, 2004

FOR VALUE RECEIVED, BOISE LAND & TIMBER, L.L.C., a Delaware limited liability company ("MAKER"), promises to pay to the order OF BOISE SOUTHERN COMPANY ("INITIAL HOLDER"), which along with any other subsequent holder of this promissory note, is sometimes referred to as the "HOLDER", the principal sum of Two Hundred Fifty-Eight Million and No/l00ths Dollars ($258,000,000) ("PRINCIPAL SUM") together with interest at the rate set out in paragraph 1 below, in accordance with the following:

      1. INTEREST. Subject to the terms of paragraph 17 below, the unpaid Principal Sum shall bear interest from the date hereof until paid in full at a fixed rate per annum equal to 4.982%. Such interest shall be payable on each Payment Date (defined below). All interest payable under the terms of this Note shall be calculated on the basis of twelve (12) 30-day months in a 360-day year.

      2. PAYMENTS AND MATURITY. (a) Interest on the unpaid Principal Sum shall be due and payable semi-annually, on the 29th day of each April and October (each a "PAYMENT DATE"), commencing on April 29, 2005, and continuing on each Payment Date thereafter through and until the Maturity Date.

            (b) The entire unpaid Principal Sum, together with all accrued and unpaid interest, shall mature and be due and payable in full on January 29, 2020 ("MATURITY DATE").

            (c) If any payment under this Installment Note is due on a day which is not a Business Day (defined below), such payment shall be due and payable on the next succeeding Business Day.

      3. APPLICATION AND PLACE OF PAYMENTS. All payments made on account of this Installment Note shall be applied, first, to the payment of any unpaid and accrued enforcement and collection costs incurred by Holder, if any, second, to the payment of accrued and unpaid interest, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Installment Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of Holder at the address set out in paragraph 9 below, or at such other times and places as Holder may at any time designate in writing by notice to Maker in accordance with the provisions of Paragraph 9 below.

      4. NO PREPAYMENT. Maker may not voluntarily prepay the Principal Sum or any part of the Principal Sum at any time.

      5. PURCHASE AGREEMENT AND RELATED TRANSACTIONS. Maker, as purchaser, and Initial Holder, as seller, are parties to an Asset Purchase Agreement dated as of July 26, 2004 (as such agreement may be subsequently amended, the "PURCHASE AGREEMENT"), pursuant to which the sole member of Maker has purchased from Initial Holder certain timberland interests (the "ASSETS"), which are more particularly described in such Purchase Agreement, and Maker is issuing this Installment Note in payment of the purchase price for such Assets. Wachovia

Corporation ("GUARANTOR") has guaranteed the payment of certain obligations by Maker under this Installment Note pursuant to a Guaranty dated as of the date of this Installment Note (the "GUARANTY") executed by Guarantor, as guarantor, for the benefit of Initial Holder, as beneficiary.

      6. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "EVENT OF DEFAULT" and collectively, the "EVENTS OF DEFAULT") under the terms of this Installment Note:

            (a) The failure of Maker to pay to Holder within three (3) Business days of the applicable due date any and all amounts payable by Maker to Holder under the terms of this Installment Note.

            (b) If by the order of a court of competent jurisdiction, a trustee, receiver or liquidator of Maker shall be appointed and such order shall not be discharged or dismissed within 60 days after such appointment.

            (c) Maker (i) applies for, or consents in writing to, the appointment of a receiver, trustee or liquidator of all or substantially all of Maker's assets; (ii) files a voluntary petition in bankruptcy;
      (iii) admits in writing Maker's inability to pay Maker's debts as they become due or makes a general assignment for the benefit of creditors;
      (iv) files a petition or an answer seeking a reorganization (other than a reorganization not involving the liabilities of Maker) or an arrangement with creditors or takes advantage of any bankruptcy or insolvency law; or
      (v) files an answer admitting the material allegations of a petition filed against Maker in any bankruptcy, reorganization or insolvency proceeding.

            (d) An order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor adjudicating Maker as bankrupt or insolvent, or appointing a receiver, trustee or liquidator of Maker, or for all or substantially all of Maker's assets, and such order, judgment or. decree continues unstayed and in effect for a period of 60 days from the date entered.

            (e) If Maker shall dissolve, merge, consolidate, liquidate, reorganize, or terminate its existence without the prior written consent of Holder.

            (f) The insolvency, receivership, conservatorship, reorganization, winding-up, liquidation or similar occurrence in respect of the Guarantor under any applicable law.

      7. REMEDIES. Except as provided in the final sentence of this Paragraph 7, during an Event of Default, at the option of Holder, exercisable by notice in writing to Maker, all amounts payable by Maker to Holder under the terms of this Installment Note shall immediately become due and payable by Maker to Holder, and Holder shall have all of the rights, powers, and remedies available under the terms of this Installment Note and all applicable laws. Maker and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Installment Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Installment Note and expressly agree that this Installment Note or any payment under this Installment Note may be extended from time to time without in any way affecting the liability of Maker, guarantors and endorsers. Notwithstanding anything in this Installment Note to the contrary, so long as the Guaranty is in effect and Guarantor has not failed to honor, within the time permitted, any timely and proper demand for payment under the terms of the Guaranty, the Holder shall not have the right to accelerate the maturity of the principal under this Installment Note or exercise any other rights and remedies under this Installment Note at law or in equity, other than (i) to make a demand for payment from the Guarantor under the terms of the Guaranty for accrued and unpaid interest not paid by Maker within sixty (60) days of the applicable due date, or (ii) to make a demand for payment from the Guarantor under the terms of the Guaranty for the full outstanding and unpaid principal balance under this Installment Note within 120 days after the Maturity Date.

      8. EXPENSES. Maker promises to pay to Holder on demand by Holder all costs and expenses incurred by Holder in connection with the collection and enforcement of this Installment Note, including, without limitation, all reasonable attorneys' fees actually incurred and expenses and all court costs.

      9. NOTICES. All notices, requests and other communications to any party under this Installment Note shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth below or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Paragraph 9 and the confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as set out below or (iii) if given by any other means, when delivered at the address specified in this Section:

      Maker:                BOISE LAND & TIMBER, L.L.C.
                            1111 W. Jefferson Street
                            P.O. Box 50
                            Boise, Idaho 83728
                            Attn: Thomas E. Carlile
                            Telephone: (208) 384-6161
                            Facsimile: (208) 384-4920

      with a copy to:       WACHOVIA CORPORATION
                            301 S. College Street
                            Charlotte, NC 28288
                            Attn: Thomas J. Wurtz, Treasurer
                            Telephone: (704) 374-2250
                            Facsimile: (704) 374-2040

      and a copy to:        WACHOVIA CORPORATION
                            301 S. College Street
                            Charlotte, NC 28288
                            Attn: Parrish McCormack, Esq.
                            Telephone: (704) 374-6509
                            Facsimile: (704) 388-0353
      and a copy to:        WACHOVIA BANK, NATIONAL ASSOCIATION
                            100 North Main Street, NC 6001
                            Winston-Salem, NC 27150
                            Attn: Steve W. Whitcomb, Director
                            Telephone: (336) 732-2650
                            Facsimile: (704) 715-0065

      Holder:               BOISE SOUTHERN COMPANY
                            1111 W. Jefferson Street
                            Boise, ID 83702
                            Attn: Wayne Rancourt,
                                Vice-President and Treasurer
                            Telephone: (208) 384-6073
                            Facsimile: (208) 384-4312

      with a copy to:       BOISE CASCADE CORPORATION
                            1111 W. Jefferson Street
                            Boise, ID 83702
                            Attn: John Holleran
                               Senior VP & General Counsel
                            Telephone: (208) 384-7704
                            Facsimile: (208) 384-4312

except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed.

      10. MISCELLANEOUS. Each right, power, and remedy of Holder as provided for in this Installment Note or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Installment Note or now or hereafter existing under applicable law, and the exercise or beginning of the exercise by Holder of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Holder of any or all such other rights, powers, or remedies. No failure or delay by Holder to insist upon the strict performance of any term, condition, covenant, or agreement of this Installment Note, or to exercise any right, power, or remedy consequent upon an Event of Default, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude Holder from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Installment Note, Holder shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Installment Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Installment Note. As used in this Installment Note, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. As used in this Installment Note, the term "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in North Carolina or New York are authorized by law to close.

      11. PARTIAL INVALIDITY. In the event any provision of this Installment Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Installment Note; but this Installment Note shall be construed as if such invalid, illegal, or unenforceable provision had not been contained in this Installment Note, but only to the extent it is invalid, illegal, or unenforceable.

      12. CAPTIONS. The captions set forth in this Installment Note are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Installment Note.

      13. GOVERNING LAW. WITHOUT IN ANY WAY LIMITING ANY ADDITIONAL RIGHTS AND REMEDIES WHICH HOLDER MAY HAVE UNDER THE LAWS OF ANY OTHER JURISDICTION, THIS INSTALLMENT NOTE IS TO BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED ACCORDING TO, THE LAWS OF NEW YORK WITH THE SAME FORCE AND EFFECT AS IF THIS INSTALLMENT NOTE HAD BEEN EXECUTED, DELIVERED, ADMINISTERED AND REPAID SOLELY WITHIN NEW YORK.

      14. CONSENT TO JURISDICTION. MAKER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INSTALLMENT NOTE, MAKER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT MAKER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. FINAL JUDGMENT IN ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON MAKER AND MAY BE ENFORCED IN ANY COURT IN WHICH MAKER IS SUBJECT TO JURISDICTION BY A SUIT UPON SUCH JUDGMENT PROVIDED THAT SERVICE OF PROCESS IS EFFECTED UPON MAKER AS PROVIDED IN THIS INSTALLMENT NOTE OR AS OTHERWISE PERMITTED BY APPLICABLE LAW.

      15. SERVICE OF PROCESS. Maker consents to process being served in any suit, action, or proceeding instituted in connection with this Installment Note by the mailing of a copy of such pleadings by certified mail, postage prepaid, return receipt requested, to Maker. Maker irrevocably agrees that such service shall be deemed to be service of process upon Maker in any such suit, action, or proceeding. Nothing in this Section shall affect the right of Holder to serve process in any manner otherwise permitted by law and nothing in this Section will limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

      16. WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER AND HOLDER EACH HEREBY WAIVE TRIAL BY

JURY IN ANY ACTION OR PROCEEDING TO WHICH MAKER AND HOLDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS INSTALLMENT NOTE. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS INSTALLMENT NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MAKER AND HOLDER, AND MAKER AND HOLDER EACH HEREBY REPRESENT AND WARRANT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS INSTALLMENT NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      17. INTEREST RATE NOT TO EXCEED APPLICABLE LAWS. The interest rate or rates. required by this Installment Note shall not exceed the maximum rate permissible under applicable laws.

      18. MAKER'S OBLIGATION. Maker's obligation to pay all amounts due under this Installment Note shall be absolute and shall not be subject to any set-off, deduction, claim, counterclaim or other right which Maker may have against Initial Holder pursuant to the Purchase Agreement or otherwise.

      19. NO RECOURSE TO PROPERTY, ETC. Notwithstanding any provision in this Installment Note to the contrary, Holder shall have no right, remedy or recourse in respect of this Installment Note against either the Assets or any Maker Party. "MAKER PARTY" means any affiliate of Maker or any of Maker's or Maker's affiliates' respective officers, directors, agents, other representatives, stockholders, equity holders or members (whether direct or indirect), except to the extent any such person or entity is a successor to or assign of Maker and subject to the obligations of this Installment Note pursuant to paragraph 20 below. Any judgment, decree or other, remedy shall not be subject to execution on, nor lien on, the Assets, the interest of Maker (or of any successor or assign of Maker) in the Assets or any assets of any Maker Party, nor shall Holder seek any other relief with respect to the Assets (or the interest of Maker or successor or assign of Maker in the Assets) or any other Maker Party, it being specifically understood and agreed that no Maker Party shall have any personal liability for the payment of any obligations of Maker under this Installment Note. Notwithstanding anything to the contrary contained herein, Holder agrees that neither it nor any person acting on its behalf may assert any claim or cause of action for payment of any of the obligations of Maker under this Installment Note against the Assets, the interest of Maker (or any successor or assign of Maker) in the Assets or any Maker Party.

      20. ASSIGNMENT. This Installment Note may, without restriction, be assigned, pledged, hypothecated or otherwise transferred by Holder by endorsement or assignment and delivery. Holder shall promptly notify Maker of the name and address of any assignee or other transferee. This Installment Note shall be binding upon Maker and its successors and assigns, and the terra "Maker" as used in this Agreement shall include such successors and assigns. Maker shall have no right to assign its obligations under this Installment Note, and any attempted assignment by Maker of such obligations shall be void AB INITIO.

      IN WITNESS WHEREOF, Maker executed this Installment Note on the date set forth above.

                                         BOISE LAND & TIMBER, L.L.C., a Delaware
                                         limited liability company

                                         By: /s/ Thomas E. Carlile
                                            ------------------------------------
                                            Thomas E. Carlile,
                                            Authorized Regular Manager

                                INSTALLMENT NOTE

$817,500,000                                                    October 29, 2004

FOR VALUE RECEIVED, BOISE LAND & TIMBER II, L.L.C., a Delaware limited liability company ("MAKER"), promises to pay to the order of BOISE CASCADE CORPORATION ("INITIAL HOLDER"), which along with any other subsequent holder of this promissory note, is sometimes referred to as the "HOLDER", the principal sum of Eight Hundred Seventeen Million Five Hundred Thousand and No/l00th(s) Dollars ($817,500,000) ("PRINCIPAL SUM") together with interest at the rate set out in paragraph 1 below, in accordance with the following:

      1. INTEREST. Subject to the terms of paragraph 17 below, the unpaid Principal Sum shall bear interest from the date hereof until paid in full at a fixed rate per annum equal to 5.112% Such interest shall be payable on each Payment Date (defined below). All interest payable under the terms of this Note shall be calculated on the basis of twelve (12) 30-day months in a 360-day year.

      2. PAYMENTS AND MATURITY, (a) Merest on the unpaid Principal Sum shall be due and payable semi-annually, on the 29th day of each April and October (each a "Payment Date"), commencing on April 29, 2005, and continuing on each Payment Date thereafter through and until the Maturity Date.

            (b) The entire unpaid Principal Sum, together with all accrued and unpaid interest, shall mature and be due and payable in full on January 29, 2020 ("MATURITY Date").

            (c) If any payment under this Installment Note is due on a day which is not a Business Day (defined below), such payment shall be due and payable on the next succeeding Business Day.

      3. APPLICATION AND PLACE OF PAYMENTS. All payments made on account of this Installment Note shall be applied, first, to the payment of any unpaid and accrued enforcement and collection costs incurred by Holder, if any, second, to the payment of accrued and unpaid interest, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Installment Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of Holder at the address set out in paragraph 9 below, or at such other times and places as Holder may at any time designate in writing by notice to Maker in accordance with the provisions of Paragraph 9 below.

      4. NO PREPAYMENT. Maker may not voluntarily prepay the Principal Sum or any part of the Principal Sum at any time.

      5. PURCHASE AGREEMENT AND RELATED TRANSACTIONS. Maker, as purchaser, and Initial Holder, as seller, are parties to an Asset Purchase Agreement dated as of July 26, 2004 (as such agreement may be subsequently amended, the "PURCHASE AGREEMENT"), pursuant to which the sole member of Maker has purchased from Initial Holder certain timberland interests (the "ASSETS"), which are more particularly described in such Purchase Agreement, and Maker is issuing this Installment Note in payment of the purchase price for such Assets. Lehman Brothers

Holdings Inc. ("GUARANTOR") has guaranteed the payment of certain obligations by Maker under this Installment Note pursuant to a Guaranty dated as of the date of this Installment Note (the "GUARANTY") executed by Guarantor, as guarantor, for the benefit of Initial Holder, as beneficiary.

      6. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "EVENT OF DEFAULT" and collectively, the "EVENTS OF DEFAULT") under the terms of this Installment Note:

            (a) The failure of Maker to pay to Holder within three (3) Business days of the applicable due date any and all amounts payable by Maker to Holder under the terms of this Installment Note.

            (b) If by the order of a court of competent jurisdiction, a trustee, receiver or liquidator of Maker shall be appointed and such order shall not be discharged or dismissed within 60 days after such appointment.

            (c) Maker (i) applies for, or consents in writing to, the appointment of a receiver, trustee or liquidator of all or substantially all of Maker's assets; (ii) files a voluntary petition in bankruptcy;
      (iii) admits in writing Maker's inability to pay Maker's debts as they become due or makes a general assignment for the benefit of creditors;
      (iv) files a petition or an answer seeking a reorganization (other than a reorganization not involving the liabilities of Maker) or an arrangement with creditors or takes advantage of any bankruptcy or insolvency law; or
      (v) files an answer admitting the material allegations of a petition filed against Maker in any bankruptcy, reorganization or insolvency proceeding.

            (d) An order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor adjudicating Maker as bankrupt or insolvent, or appointing a receiver, trustee or liquidator of Maker, or for all or substantially all of Maker's assets, and such order, judgment or decree continues unstayed and in effect for a period of 60 days from the date entered.

            (e) If Maker shall dissolve, merge, consolidate, liquidate, reorganize, or terminate its existence without the prior written consent of Holder.

            (f) The insolvency, receivership, conservatorship, reorganization, winding-up, liquidation or similar occurrence in respect of the Guarantor under any applicable law.

      7. REMEDIES. Except as provided in the final sentence of this Paragraph 7, during an Event of Default, at the option of Holder, exercisable by notice in writing to Maker, all amounts payable by Maker to Holder under the terms of this Installment Note shall immediately become due and payable by Maker to Holder, and Holder shall have all of the rights, powers, and remedies available under the terms of this Installment Note and all applicable laws. Maker and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Installment Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Installment Note and expressly agree that this Installment Note or any payment under this Installment Note may be extended from time to time without in any way affecting the liability of Maker, guarantors and endorsers. Notwithstanding anything in this Installment Note to the contrary, so long as the Guaranty is in effect and Guarantor has not failed to honor, within the time permitted, any timely and proper demand for payment under the terms of the Guaranty, the Holder shall not have the right to accelerate the maturity of the principal under this Installment Note or exercise any other rights and remedies under this Installment Note at law or in equity, other than (i) to make a demand for payment from the Guarantor under the terms of the Guaranty for accrued and unpaid interest not paid by Maker within sixty (60) days of the applicable due date, or (ii) to make a demand for payment from the Guarantor under the terms of the Guaranty for the fill outstanding and unpaid principal balance under this Installment Note within 120 days after the Maturity Date.

      8. EXPENSES. Maker promises to pay to Holder on demand by Holder all costs and expenses incurred by Holder in connection with the collection and enforcement of this Installment Note, including, without limitation, all reasonable attorneys' fees actually incurred and expenses and all court costs.

      9. NOTICES. All notices, requests and other communications to any party under this Installment Note shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth below or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Paragraph 9 and the confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as set out below or (iii) if given by any other means, when delivered at the address specified in this Section:

      Maker:                BOISE LAND & TIMBER II, L.L.C.
                            1111 W. Jefferson Street
                            P.O. Box 50
                            Boise, Idaho 83728
                            Attn: Thomas E. Carlile
                            Telephone: (208) 384-6161
                            Facsimile: (208) 384-4920

      with a copy to:       LEHMAN BROTHERS HOLDINGS INC.
                            745 Seventh Avenue, 14th Floor
                            New York, NY 10019
                            Attn: Global Treasurer
                            Telephone: (212) 526-7000
                            Facsimile: (646) 758-3204
      and a copy to:        LEHMAN BROTHERS HOLDINGS INC.
                            745 Seventh Avenue, 5/F
                            New York, NY 10019
                            Attn: US Product Development
                            Telephone: (212) 526-2378
                            Facsimile: (212) 520-0076

      Holder:               BOISE CASCADE CORPORATION
                            1111 W. Jefferson Street
                            Boise, ID 83702
                            Attn: Wayne Rancourt,
                               Vice-President and Treasurer
                            Telephone: (208) 384-6073
                            Facsimile: (208) 384-4312

      with a copy to:       BOISE CASCADE CORPORATION
                            111l W. Jefferson Street
                            Boise, ID 83702
                            Attn: John Hollcran
                               Senior VP & General Counsel
                            Telephone: (208) 384-7704
                            Facsimile: (208) 384-4312

except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed.

      10. MISCELLANEOUS. Each right, power, and remedy of Holder as provided for in this Installment Note or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Installment Note or now or hereafter existing under applicable law, and the exercise or beginning of the exercise by Holder of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Holder of any or all such other rights, powers, or remedies. No failure or delay by Holder to insist upon the strict performance of any term, condition, covenant, or agreement of this Installment Note, or to exercise any right, power, or remedy consequent upon an Event of Default, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude Holder from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Installment Note, Holder shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Installment Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Installment Note. As used in this Installment Note, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. As used in this Installment Note, the term "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in North Carolina or New York are authorized by law to close.

      11. PARTIAL INVALIDITY. In the event any provision of this Installment Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Installment Note; but this Installment Note shall be construed as if such invalid, illegal, or unenforceable provision had not been contained in this Installment Note, but only to the extent it is invalid, illegal, or unenforceable.

      12. CAPTIONS. The captions set forth in this Installment Note are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Installment Note.

      13. GOVERNING LAW. WITHOUT IN ANY WAY LIMITING ANY ADDITIONAL RIGHTS AND REMEDIES WHICH HOLDER MAY HAVE UNDER THE LAWS OF ANY OTHER JURISDICTION, THIS INSTALLMENT NOTE IS TO BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED ACCORDING TO, THE LAWS OF NEW YORK WITH THE SAME FORCE AND EFFECT AS IF THIS INSTALLMENT NOTE HAD BEEN EXECUTED, DELIVERED, ADMINISTERED AND REPAID SOLELY WITHIN NEW YORK.

      14. CONSENT TO JURISDICTION. MAKER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INSTALLMENT NOTE. MAKER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT MAKER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. FINAL JUDGMENT IN ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON MAKER AND MAY BE ENFORCED IN ANY COURT IN WHICH MAKER IS SUBJECT TO JURISDICTION BY A SUIT UPON SUCH JUDGMENT PROVIDED THAT SERVICE OF PROCESS IS EFFECTED UPON MAKER AS PROVIDED IN THIS INSTALLMENT NOTE OR AS OTHERWISE PERMITTED BY APPLICABLE LAW.

      15. SERVICE OF PROCESS. Maker consents to process being served in any suit, action, or proceeding instituted in connection with this Installment Note by the mailing of a copy of such pleadings by certified mail, postage prepaid, return receipt requested, to Maker. Maker irrevocably agrees that such service shall be deemed to be service of process upon Maker in any such suit, action, or proceeding. Nothing in this Section shall affect the right of Holder to serve process in any manner otherwise permitted by law and nothing in this Section will limit the right of Holder otherwise to bring proceedings against Maker in the courts of any jurisdiction or jurisdictions.

      16. WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER AND HOLDER EACH HEREBY WAIVE TRIAL BY

JURY IN ANY ACTION OR PROCEEDING TO WHICH MAKER AND HOLDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS INSTALLMENT NOTE. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS INSTALLMENT NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MAKER AND HOLDER, AND MAKER AND HOLDER EACH HEREBY REPRESENT AND WARRANT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS INSTALLMENT NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      17. INTEREST RATE NOT TO EXCEED APPLICABLE LAWS. The interest rate or rates required by this Installment Note shall not exceed the maximum rate permissible under applicable laws.

      18. MAKER'S OBLIGATION. Maker's obligation to pay all amounts due under this Installment Note shall be absolute and shall not be subject to any set-off, deduction, claim, counterclaim or other right which Maker, may have against Initial Holder pursuant to the Purchase Agreement or otherwise.

      19. NO RECOURSE TO PROPERTY, ETC. Notwithstanding any provision in this Installment Note to the contrary, Holder shall have no right, remedy or recourse in respect of this Installment Note against either the Assets or any Maker Party. "MAKER PARTY" means any affiliate of Maker or any of Maker's or Maker's affiliates* respective officers, directors, agents, other representatives, stockholders, equity holders or members (whether direct or indirect), except to the extent any such person or entity is a successor to or assign of Maker and subject to the obligations of this Installment Note pursuant to paragraph 20 below. Any judgment, decree or other remedy shall not be subject to execution on, nor lien on, the Assets, the interest of Maker (or of any successor or assign of Maker) in the Assets or any assets of any Maker Party, nor shall Holder seek any other relief with respect to the Assets (or the interest of Maker or successor or assign of Maker in the Assets) or any other Maker Party, it being specifically understood and agreed that no Maker Party shall have any personal liability for the payment of any obligations of Maker under this Installment Note. Notwithstanding anything to the contrary contained herein, Holder agrees that neither it nor any person acting on its behalf may assert any claim or cause of action for payment of any of the obligations of Maker under this Installment Note against the Assets, the interest of Maker (or any successor or assign of Maker) in the Assets or any Maker Party.

      20. ASSIGNMENT. This Installment Note may, without restriction, be assigned, pledged, hypothecated or otherwise transferred by Holder by endorsement or assignment and delivery. Holder shall promptly notify Maker of the name and address of any assignee or other transferee. This Installment Note shall be binding upon Maker and its successors and assigns, and the term "Maker" as used in this Agreement shall include such successors and assigns. Maker shall have no right to assign its obligations under this Installment Note, and any attempted assignment by Maker of such obligations shall be void AB INITIO.

      IN WITNESS WHEREOF, Maker executed this Installment Note on the date set forth above.

                                         BOISE LAND & TIMBER II, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Thomas E. Carlile
                                            ------------------------------------
                                            Thomas E. Carlile,
                                            Authorized Regular Manager